EXHIBIT 99.1


   Pacific Capital Bancorp Reports First Quarter Financial Results

    SANTA BARBARA, Calif.--(BUSINESS WIRE)--April 24, 2007--Pacific Capital Bancorp (Nasdaq:PCBC), a community bank holding company with $7.4 billion in assets, today announced financial results for the first quarter ended March 31, 2007.

    Net income for the first quarter of 2007 was $58.1 million, or $1.23 per diluted share, compared with net income of $67.4 million, or $1.43 per diluted share, reported for the first quarter of 2006. The decrease in net income from the prior year period is attributable to a lower level of income from the Company's Refund Anticipation Loan
(RAL) and Refund Transfer (RT) programs, partially offset by improved performance by the core bank.

    Commenting on the first quarter results, George Leis, President and Chief Executive Officer of Pacific Capital Bancorp, said, "As indicated in our preannouncement earlier this month, our RAL and RT programs did not perform up to our expectations. However, we continued to make progress in improving the performance of the core bank. We are executing well on the balance sheet and expense management initiatives outlined last year, which helped us drive improvement in our net interest margin and operating efficiency ratio from the prior quarter. We are also pleased with the strong growth generated in trust and investment advisory income, as our new dedicated Wealth Management offices gain traction.

    "We continue to evaluate all areas of the bank to determine if they are consistent with our strategic plan and meeting our targeted internal rates of return. As part of this process, we have determined that the Indirect Auto Finance business was not well aligned with our core competencies, and we are exiting the business and selling our existing portfolio. We intend to continue realigning the Bank to create the optimal mix of businesses that best leverages our competitive strengths," said Leis.

    RAL/RT Programs

    The Company's RAL and RT programs generated $67.5 million in pre-tax income during the first quarter of 2007, a decline of 20.2% from the $84.6 million in pre-tax income generated during the same period of 2006. Total volume for these programs was 5.84 million transactions during the first quarter, a decrease of 2% over the 5.93 million transactions processed in the first quarter of the prior year. RTs accounted for 69% of the transactions and RALs comprised the remaining 31% in the first quarter of 2007 and 2006.

    The following table reflects the contribution of RAL/RT transactions from the Company's three channels:


            Channel                2007         2006       % change
------------------------------- ------------ ------------ ------------
Jackson Hewitt                  1.42 million 1.67 million     -15%
------------------------------- ------------ ------------ ------------
Other Professional Tax          2.06 million 1.68 million
 Preparers                                                    23%
------------------------------- ------------ ------------ ------------
Self-filers                     2.36 million 2.58 million     -9%
------------------------------- ------------ ------------ ------------
Total                           5.84 million 5.93 million     -2%
------------------------------- ------------ ------------ ------------

    As indicated earlier this month, the decline in income in the 2007 RAL/RT programs is attributable to lower transaction volumes and higher loss rates due to increased occurrences of fraud and higher losses in the pre-file product.

    Income Statement

    Throughout this press release, the Company has presented certain amounts and ratios that are computed both with and without the impact of the Company's RAL and RT programs. The Company's management utilizes the information excluding the RAL/RT programs in the evaluation of its core banking operations and believes that the investment community also finds this information valuable. The impact of the RAL/RT programs on the consolidated information prepared in accordance with Generally Accepted Accounting Principles is provided in tables at the end of this release.

    During the first quarter of 2007, total interest income was $246.4 million, compared with $217.1 million in the same quarter of 2006. Excluding the RAL program, total interest income was $122.4 million in the first quarter of 2007, compared with $103.6 million in the same quarter of 2006. The increase in total interest income was primarily attributable to organic growth in the loan portfolio and to higher yields on loans.

    Total interest expense for the first quarter of 2007 was $61.3 million, compared with $42.0 million for the first quarter of 2006. Excluding the RAL program, total interest expense was $51.7 million in the first quarter of 2007, compared with $36.4 million in the same period of 2006. The increase in total interest expense resulted from higher borrowings incurred to support loan growth and higher rates paid on deposits and borrowings.

    Net interest income for the first quarter of 2007 was $185.1 million, compared with $175.1 million in the same quarter of 2006. Excluding the RAL program, net interest income was $70.7 million in the first quarter of 2007, compared with $67.2 million in the same quarter of 2006.

    Net interest margin for the first quarter of 2007 was 9.36%, which compares with 10.54% in the first quarter of 2006. Exclusive of RALs and Holiday loans in both periods, net interest margin in the first quarter of 2007 was 3.88%, compared with 4.37% in the first quarter of 2006. This also compares with a net interest margin of 3.83% in the fourth quarter of 2006, exclusive of RALs and Holiday loans.

    Non-interest income was $104.3 million in the first quarter of 2007, compared with $103.9 million in the first quarter of 2006. Excluding the impact of the RAL/RT programs and gains/losses on securities sales, non-interest revenue in the first quarter of 2007 was $16.8 million, an increase of 17.2% over $14.4 million in the same period of the prior year. The increase in non-interest revenue was driven by increases in all categories, with particularly strong growth in trust and investment advisory income resulting from the acquisition of Morton Capital Management in July 2006.

    The Company's operating efficiency ratio for the first quarter of 2007 was 39.76%, compared with 43.87% in the same period last year. Excluding the impact of the RAL/RT programs, Holiday loans and the one-time items recorded in particular quarters, the Company's operating efficiency ratio for the first quarter of 2007 was 65.32%, compared with 69.56% in the same period last year. This also compares with an operating efficiency ratio of 66.16% in the fourth quarter of 2006.

    The improvement in the core bank's operating efficiency ratio from the fourth quarter of 2006 is primarily attributable to higher revenue and the continued impact of the Company's expense management initiatives.

    Collectively, the Holiday loan program, gains from securities sales and a reversal of bonus accrual contributed $0.08 in earnings per share in the first quarter of 2007.

    Balance Sheet

    Total gross loans were $5.53 billion at March 31, 2007, compared with $5.72 billion at December 31, 2006 and $4.98 billion at March 31, 2006. Excluding RALs, Holiday loans, a large bridge loan, and the Indirect Auto Financing portfolio (which is now classified as loans held for sale), total gross loans were $5.39 billion at March 31, 2007, an annualized increase of 3.5% from $5.34 billion at December 31, 2006 and an increase of 14.3% from $4.72 billion at March 31, 2006. Growth in the residential real estate, commercial real estate and construction segments during the first quarter helped to offset the seasonal decline the Company typically experiences in the commercial segment.

    Total deposits were $5.01 billion at March 31, 2007, compared to $5.05 billion at December 31, 2006, and $5.22 billion at March 31, 2006. Excluding deposits related to the RAL/RT program and the $25.2 million in deposits included in the sale of the San Diego branch in the fourth quarter of 2006, total deposits were $4.66 billion at March 31, 2007, compared to $4.70 billion at December 31, 2006, and $4.78 billion at March 31, 2006.

    Asset Quality and Capital Ratios

    In the first quarter of 2007, the Company recorded a provision for credit losses of $77.5 million, of which $7.1 million relates to the core bank.

    At March 31, 2007, the allowance for credit losses (excluding
RALs) was $55.6 million, or 1.03% of total loans (excluding RALs), compared to $64.7 million, or 1.13% of total loans, at December 31, 2006.

    Exclusive of RALs, total nonperforming assets, which include nonperforming loans and other real estate owned, were $22.5 million, or 0.32% of total assets, at March 31, 2007, compared with $20.2 million, or 0.28% of total assets, at December 31, 2006.

    The Company's ratio of allowance to nonperforming loans (excluding
RALs) was 285% at March 31, 2007, compared to 374% at December 31,
2006.

    Excluding RALs, net charge-offs were $11.9 million for the three months ended March 31, 2007, compared with net charge-offs of $3.7 million for the three months ended December 31, 2006, and $8.2 million for the three months ended March 31, 2006. Annualized net charge-offs to total average loans (both excluding RALs) were 0.85% for the three months ended March 31, 2007, compared with 0.27% for the three months ended December 31, 2006, and 0.68% for the three months ended March 31, 2006. Net charge-offs for the three months ended March 31, 2007 and March 31, 2006 included $6.0 million and $3.9 million related to Holiday loans, respectively.

    At March 31, 2007 the Company's capital ratios were above the well-capitalized guidelines established by bank regulatory agencies.

    Profitability Ratios

    Pacific Capital Bancorp's return on average equity (ROE) and return on average assets (ROA) for the first quarter of 2007 were 37.1% and 2.88%, respectively, compared to 48.5% and 3.78%, respectively, for the first quarter of 2006. Excluding the impact of the RAL/RT programs, the Company's ROE and ROA for the first quarter of 2007 were 15.4% and 1.14%, respectively, compared to 16.13% and 1.14%, respectively, for the first quarter of 2006.

    Outlook

    For the full year 2007, Pacific Capital Bancorp continues to expect fully diluted earnings per share to range between $2.05 and $2.11.

    Commenting on the outlook for Pacific Capital Bancorp, Leis said, "The Bank's solid execution on our performance improvement initiatives has produced strong momentum in key areas of the Company: our loan pipeline is robust in both our core and adjacent markets; our net interest margin is expanding; all non-interest income areas are increasing; our operating efficiency ratio is improving; and our asset quality continues to be strong. We expect these positive trends to continue throughout the remainder of 2007, which should help us deliver strong growth in the earnings for the core bank."

    Conference Call and Webcast

    The Company will hold a conference call today at 11:00 a.m. Eastern time / 8:00 a.m. Pacific time to discuss its first quarter 2007 results. To access a live webcast of the conference call, log on at the Investor Relations page of the Company's website at www.pcbancorp.com. For those who cannot listen to the live broadcast, a replay of the conference call will be available shortly after the call at the same location.

    Pacific Capital Bancorp is the parent company of Pacific Capital Bank, N.A., a nationally chartered bank that operates 49 branches under the local brand names of Santa Barbara Bank & Trust, First National Bank of Central California, South Valley National Bank, San Benito Bank, First Bank of San Luis Obispo, and Pacific Capital Bank.

    Forward Looking Statements

    This press release contains forward-looking statements with respect to the financial condition, results of operation and businesses of Pacific Capital Bancorp. These include statements that relate to or are dependent on estimates or assumptions relating to the prospects of continued loan and deposit growth, improved credit quality, the health of the capital markets, the Company's de novo branching and acquisition efforts, the operating characteristics of the Company's income tax refund loan and transfer programs and the economic conditions within its markets. These forward-looking statements involve certain risks and uncertainties, many of which are beyond the Company's control. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following possibilities: (1) increased competitive pressure among financial services companies; (2) changes in the interest rate environment reducing interest margins or increasing interest rate risk; (3) deterioration in general economic conditions, internationally, nationally or in California; (4) the occurrence of terrorist acts; (5) reduced demand for or earnings derived from the Company's income tax refund loan and refund transfer programs; (6) legislative or regulatory changes or litigation adversely affecting the businesses in which Pacific Capital Bancorp engages; (7) unfavorable conditions in the capital markets; (8) difficulties in opening additional branches or integrating acquisitions; and (9) other risks detailed in reports filed by Pacific Capital Bancorp with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made, and Pacific Capital Bancorp does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. For a more detailed description of the risk factors associated with the Company's businesses, please refer to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

    Non-GAAP Amounts and Measures

    This press release contains amounts and ratios that are computed excluding the results of operations of the RAL/RT programs and/or exclude asset and liability balances related to those programs. Because they relate to the filing of individual tax returns, these programs are activities conducted primarily during the first and second quarters of each year. These programs comprise one of the Company's operating segments for purposes of segment reporting in the Company's quarterly and annual reports to the SEC. The Company's Management believes analysts and investors find this information useful for the same reason that Management uses it internally, namely, it provides more comparability with virtually all of the rest of the Company's peers that do not operate such programs.

    The information that excludes balances and results of the RAL/RT programs is reconciled to the consolidated information prepared in accordance with Generally Accepted Accounting Principles in several tables at the end of this release.

    In addition to the non-GAAP measures computed related to the Company's balances and results exclusive of its RAL and RT programs, this release contains other financial information determined by methods other than in accordance with GAAP. Management uses these non-GAAP measures in their analysis of the business and its performance. In particular, net interest income, net interest margin and operating efficiency are calculated on a fully tax-equivalent basis ("FTE"). Management believes that the measures calculated on a FTE basis provide a useful picture of net interest income, net interest margin and operating efficiency for comparative purposes. Net interest income and net interest margin on a FTE basis is determined by adjusting net interest income to reflect tax-exempt interest income on an equivalent before-tax basis. The efficiency ratio also uses net interest income on a FTE basis.

    The assets, liabilities, and results of operations of the Company's refund programs are reported in its periodic filings with the SEC as a segment of its business. Because these are activities conducted by very few other financial institutions, users of the financial statements have indicated that they are interested in information for the Company exclusive of these programs so that they may compare the results of operations with financial institutions that have no comparable programs. The amounts and ratios may generally be computed from the information provided in the note to its financial statements that discloses segment information, but are computed and included in the press release for the convenience of those users.


Consolidated
 Balance Sheets
Dollars in                                       % Change 03/31/2007
 Thousands      (unaudited)           (unaudited)          vs
                 3/31/2007 12/31/2006  3/31/2006 12/31/2006 3/31/2006
                                                 Annualized
Assets
 Cash and due
  from banks      $178,822   $154,182   $163,176       63.9%      9.6%
 Securities        998,147  1,167,142  1,338,481     (57.9%)   (25.4%)
 Loans held for
  sale             233,939         --         --         --        --
 Loans
  Real estate
   Residential   1,456,290  1,393,681  1,176,520       18.0%     23.8%
   Multi-family
    residential    287,187    287,626    268,331      (0.6%)      7.0%
   Non-
    residential  1,243,983  1,226,439  1,153,304        5.7%      7.9%
   Construction    544,803    536,443    383,427        6.2%     42.1%
  Commercial
   loans         1,032,410  1,072,831    923,006     (15.1%)     11.9%
  Home equity
   loans           373,028    372,637    327,868        0.4%     13.8%
  Consumer loans   199,208    527,751    388,913    (249.0%)   (48.8%)
  Tax refund
   loans (RAL)     108,629          -     61,510         --      76.6%
  Leases           282,857    297,526    293,027     (19.7%)    (3.5%)
  Other loans        2,547      3,899      1,933    (138.7%)     31.8%
                ---------------------------------
    Gross loans  5,530,942  5,718,833  4,977,839     (13.1%)     11.1%
 Allowance for
  credit losses     63,204     64,671     54,676      (9.1%)     15.6%
                ---------------------------------
 Total loans,
  net            5,467,738  5,654,162  4,923,163     (13.2%)     11.1%
 Premises and
  fixed assets      93,525     95,400    116,245      (7.9%)   (19.5%)
 Accrued
  interest
  receivable        31,990     32,294     28,885      (3.8%)     10.7%
 Goodwill          145,272    145,272    140,585        0.0%      3.3%
 Other
  intangible
  assets             7,953      8,797      9,270     (38.4%)   (14.2%)
 Other assets      275,295    237,581    250,331       63.5%     10.0%
                ---------------------------------
Total assets    $7,432,681 $7,494,830 $6,970,136      (3.3%)      6.6%
                =================================

Liabilities
 Deposits
  Non-interest-
   bearing
   demand
   deposits     $1,194,922 $1,079,152 $1,161,005       42.9%      2.9%
  Interest-
   bearing
   deposits
   NOW accounts  1,169,867  1,186,352  1,363,548      (5.6%)   (14.2%)
   Money market
    deposit
    accounts       637,535    630,155    657,617        4.7%    (3.1%)
   Other savings
    deposits       287,099    275,910    343,198       16.2%   (16.3%)
   Time
    certificates
    of $100,000
    or more      1,195,365  1,350,527  1,181,186     (46.0%)      1.2%
   Other time
    deposits       524,496    524,305    517,386        0.1%      1.4%
                ---------------------------------
  Total
   interest-
   bearing
   deposits      3,814,362  3,967,249  4,062,935     (15.4%)    (6.1%)
                ---------------------------------
      Total
       deposits  5,009,284  5,046,401  5,223,940      (2.9%)    (4.1%)
 Federal funds
  purchased and
  securities
  sold under
  agreements to
  repurchase       344,667    356,352    267,865     (13.1%)     28.7%
 Long-term debt
  and other
  borrowings     1,263,949  1,391,704    765,703     (36.7%)     65.1%
 Obligations
  under capital
  lease              9,523      9,468      9,368        2.3%      1.7%
 Accrued
  interest
  payable and
  other
  liabilities      136,253     73,529    103,451      341.2%     31.7%
                ---------------------------------
Total
 liabilities     6,763,676  6,877,454  6,370,327      (6.6%)      6.2%

Shareholders'
 equity            669,005    617,376    599,809       33.5%     11.5%
                ---------------------------------
Total
 liabilities and
 shareholders'
 equity         $7,432,681 $7,494,830 $6,970,136      (3.3%)      6.6%
                =================================

 Total consumer
  loans, net of
  holiday loans   $199,208   $441,500   $388,913    (219.5%)   (48.8%)


Consolidated Statements of Income (unaudited)
Dollars in Thousands


                                       Three Months Ended 3/31/2007
                                                  Excluding
                                     Consolidated   RAL/RT    RAL/RT
Interest income
   Loans                                $232,635  $108,650   $123,985
   Securities                             12,989    12,989         --
   Federal funds sold and securities
    purchased under resale
    agreements                               804       804         --
                                     ------------ --------- ----------
    Total interest income                246,428   122,443    123,985
                                     ------------ --------- ----------
Interest expense
   Deposits                               35,422    32,053      3,369
   Securities sold under agreements
    to repurchased and federal funds
    purchased                              6,844     3,556      3,288
   Other borrowed funds                   19,050    16,107      2,943
                                     ------------ --------- ----------
    Total interest expense                61,316    51,716      9,600
                                     ------------ --------- ----------
Net interest income                      185,112    70,727    114,385
                                     ------------ --------- ----------
Provision for credit losses
   Provision for credit losses - RAL      70,346        --     70,346
   Provision for credit losses -
    Core Bank                              7,120     7,120         --
                                     ------------ --------- ----------
Provision for credit losses               77,466     7,120     70,346
                                     ------------ --------- ----------
Net interest income after provision
 for credit losses                       107,646    63,607     44,039
                                     ------------ --------- ----------
Non-interest income
   Service charges on deposits             4,257     4,257         --
   Trust and investment advisory
    fees                                   6,230     6,230         --
   Refund transfer fees                   39,218        --     39,218
   Other service charges,
    commissions and fees, net              8,424     4,002      4,422
   Gain on sale of tax refund loans,
    net                                   41,822        --     41,822
   Gain (loss) on securities, net          1,941     1,941         --
   Other income                            2,362     2,358          4
                                     ------------ --------- ----------
    Total non-interest income            104,254    18,788     85,466
                                     ------------ --------- ----------
Non-interest expense
   Personnel                              35,800    29,204      6,596
   Occupancy expense                       5,309     5,053        256
   Equipment expense                       2,466     2,247        219
   Refund program marketing and
    technology fees                       44,487        --     44,487
   Other expenses                         26,832    16,388     10,444
                                     ------------ --------- ----------
      Total non-interest expense         114,894    52,892     62,002
                                     ------------ --------- ----------
Net income before taxes                   97,006    29,503     67,503
Provision for income taxes                38,861    10,476     28,385
                                     ------------ --------- ----------
Net income                               $58,145   $19,027    $39,118
                                     ============ ========= ==========

Earnings per share - basic                 $1.24
Earning per share - diluted                $1.23
Average number of shares - basic          46,953
Average number of shares - diluted        47,345



                           Three Months Ended 3/31/2006   Consolidated
                                      Excluding
                         Consolidated   RAL/RT   RAL/RT    % Change
Interest income
  Loans                     $202,345   $89,402  $112,943         15.0%
  Securities                  14,620    14,620        --       (11.2%)
  Federal funds sold and
   securities purchased
   under resale
   agreements                    126      (457)      583        538.1%
                         ------------ --------- ---------
   Total interest income     217,091   103,565   113,526         13.5%
                         ------------ --------- ---------
Interest expense
  Deposits                    25,528    24,875       653         38.8%
  Securities sold under
   agreements to
   repurchased and
   federal funds
   purchased                   5,165       920     4,245         32.5%
  Other borrowed funds        11,260    10,582       678         69.2%
                         ------------ --------- ---------
   Total interest expense     41,953    36,377     5,576         46.2%
                         ------------ --------- ---------
Net interest income          175,138    67,188   107,950          5.7%
                         ------------ --------- ---------
Provision for credit
 losses
  Provision for credit
   losses - RAL               46,171        --    46,171         52.4%
  Provision for credit
   losses - Core Bank          1,975     1,975        --        260.5%
                         ------------ --------- ---------
Provision for credit
 losses                       48,146     1,975    46,171         60.9%
                         ------------ --------- ---------
Net interest income after
 provision for credit
 losses                      126,992    65,213    61,779       (15.2%)
                         ------------ --------- ---------
Non-interest income
  Service charges on
   deposits                    3,998     3,998        --          6.5%
  Trust and investment
   advisory fees               4,500     4,500        --         38.4%
  Refund transfer fees        39,454        --    39,454        (0.6%)
  Other service charges,
   commissions and fees,
   net                        10,457     3,710     6,747       (19.4%)
  Gain on sale of tax
   refund loans, net          43,163        --    43,163        (3.1%)
  Gain (loss) on
   securities, net               147       147        --       1220.4%
  Other income                 2,172     2,172        --          8.7%
                         ------------ --------- ---------
   Total non-interest
    income                   103,891    14,527    89,364          0.3%
                         ------------ --------- ---------
Non-interest expense
  Personnel                   34,614    29,845     4,769          3.4%
  Occupancy expense            4,815     4,588       227         10.3%
  Equipment expense            2,412     2,201       211          2.2%
  Refund program
   marketing and
   technology fees            52,043        --    52,043       (14.5%)
  Other expenses              29,130    19,860     9,270        (7.9%)
                         ------------ --------- ---------
      Total non-interest
       expense               123,014    56,494    66,520        (6.6%)
                         ------------ --------- ---------
Net income before taxes      107,869    23,246    84,623       (10.1%)
Provision for income
 taxes                        40,501     4,917    35,584        (4.0%)
                         ------------ --------- ---------
Net income                   $67,368   $18,329   $49,039       (13.7%)
                         ============ ========= =========

Earnings per share -
 basic                         $1.44
Earning per share -
 diluted                       $1.43
Average number of shares
 - basic                      46,668
Average number of shares
 - diluted                    47,096


The Company's management utilizes the above "Excluding RAL/RT" financial information in the evaluation of its banking operations (core bank) and believes that the investment community also finds this information valuable to understand the key drivers of the business.


Consolidated Average Balances and Annualized Yields (unaudited)
Dollars in Thousands

                ------------------------------------------------------
                                         QTD
                ------------------------------------------------------
                  As of 3/31/2007            As of 3/31/2006
Average Assets    Balance   Income   Rate    Balance   Income    Rate
Federal funds
 sold              $59,243     $804  5.50%    $11,314     $126   4.52%
Securities (2)
   Taxable         912,814   10,209  4.54%  1,147,434   11,835   4.18%
   Non-taxable     207,970    4,225  8.13%    209,608    4,237   8.09%
                -------------------------- --------------------
     Total
      securities 1,120,784   14,434  5.21%  1,357,042   16,072   4.78%
                -------------------------- --------------------
Loans (3)
   Commercial
    (including
    Leasing)     1,333,226   29,528  8.98%  1,220,424   25,189   8.37%
   Real estate -
    non
    residential  2,065,549   38,457  7.45%  1,808,220   32,866   7.27%
   Real estate -
    residential  1,414,174   20,695  5.85%  1,147,242   16,271   5.67%
   Consumer      2,090,381  143,995 27.94%  1,251,588  128,100  41.51%
   Other             2,962       53  7.26%      3,400       18   2.15%
                -------------------------- --------------------
     Total loans 6,906,292  232,728 13.62%  5,430,874  202,444  15.07%
                -------------------------- --------------------
Total earning
 assets          8,086,319  247,966 12.44%  6,799,230  218,642  13.04%
                -------------------------- --------------------
FAS 115 market
 value
 adjustment         22,083                      1,608
Non earning
 assets             78,233                    435,603
                -----------                -----------
Total average
 assets         $8,186,635                 $7,236,441
                ===========                ===========

Average
 liabilities and
 shareholders'
 equity
Non-interest-
 bearing demand
 deposits       $1,393,120      $--  0.00% $1,398,904      $--   0.00%
Interest-bearing
 deposits
   Interest-
    bearing
    demand and
    savings      2,072,980   12,548  2.45%  2,293,446   10,001   1.77%
   Time
    certificates
    of deposit   2,016,157   22,874  4.60%  1,748,645   15,527   3.60%
                -------------------------- --------------------
Total interest-
 bearing
 deposits        4,089,137   35,422  3.51%  4,042,091   25,528   2.56%
                -------------------------- --------------------
Borrowings
   Federal funds
    purchased
    and
    repurchase
    agreements     525,802    6,844  5.28%    470,775    5,165   4.45%
   Other
    borrowings   1,453,147   19,050  5.32%  1,025,610   11,260   4.45%
                -------------------------- --------------------
Total borrowings 1,978,949   25,894  5.31%  1,496,385   16,425   4.45%
                -------------------------- --------------------
Total interest-
 bearing
 liabilities     6,068,086  $61,316  4.10%  5,538,476  $41,953   3.07%
                -------------------------- --------------------
Other
 liabilities        90,010                   (263,763)
Shareholders'
 equity            635,419                    562,824
                -----------                -----------
Total average
 liabilities and
 shareholders'
 equity         $8,186,635                 $7,236,441
                ===========                ===========

Interest
 income/earning
 assets                             12.44%                      13.04%
Interest
 expense/earning
 assets                              3.08%                       2.50%
Tax equivalent
 net interest
 margin                     186,650  9.36%             176,689  10.54%
Provision for
 credit
 losses/earning
 assets                      77,466  3.88%              48,146   2.87%
                           ---------------            ---------
Net interest income on tax
 equiv. basis after provn
 for credit losses          109,184  5.48%             128,543   7.67%
Less:Tax
      equivalent
      interest
      income
      from
     Non-taxable
      securities
      and loans
      Included
      in
      interest
      income                  1,538  0.08%               1,551   0.10%
                           ---------------            ---------
Net interest income after
 provision for credit
 losses                    $107,646  5.40%            $126,992   7.57%
                           ===============            =========

Loan information
 excluding RAL:
Total loans, RAL$1,232,051 $123,985   NA     $525,374 $112,943    NA
Total loans,
 excluding RAL  $5,674,241 $108,743  7.77% $4,905,500  $89,501   7.40%
Consumer loans,
 excluding RAL    $858,330  $20,010  9.45%   $726,214  $15,157   8.46%

Loan information
 excluding
 Indirect Auto
 Loans:
Total Indirect
 Auto Loans       $239,637   $4,304  7.28%   $195,511   $3,154   6.54%
Total loans,
 excluding
 Indirect Auto
 Loans          $6,666,655 $228,424 13.90% $5,235,363 $199,290  15.44%
Consumer loans,
 excluding
 Indirect Auto
 Loans and RAL    $618,693  $15,706 10.30%   $530,703  $12,003   9.17%



(1)Income and yield calculations are presented on an annualized and fully taxable equivalent basis.
(2)Average securities balances are based on amortized historical cost, excluding SFAS 115 adjustments to fair value which are included in other assets.
(3)Nonaccrual loans are included in loan balances. Interest income includes related fee income.


Key Financial Ratios
Dollars in Thousands (unaudited)
                                                  Three Months Ended
                                                 3/31/2007  3/31/2006
Financial Ratios
  Operating efficiency ratio consolidated            39.76%     43.87%
  Operating efficiency ratio RAL/RT                  31.02%     33.71%
  Operating efficiency excluding RAL/RT              59.35%     67.97%

  Return on equity consolidated                      37.11%     48.54%
  Return on equity RAL/RT                           117.38%    194.82%
  Return on equity excluding RAL/RT                  15.42%     16.13%

  Return on assets consolidated                       2.88%      3.78%
  Return on assets RAL/RT                            11.21%     26.81%
  Return on assets excluding RAL/RT                   1.14%      1.14%
  Leverage ratio                                      7.76%      7.78%

                                                  Three Months Ended
                                                 3/31/2007  3/31/2006
  Tangible common equity ratio                        7.09%      6.60%
  Tier 1 capital ratio                                9.52%      7.00%
  Risk weighted capital ratio                        12.52%      9.10%



                                                  Three Months Ended
Credit Quality Ratios                            3/31/2007  3/31/2006
  Allowance for credit losses consolidated         $63,204    $54,676
  Allowance for credit losses RAL/RT                 7,608      5,320
  Allowance for credit losses excluding RAL/RT      55,596     49,356

                                                  Three Months Ended
                                                 3/31/2007  3/31/2006
  Net charge-offs consolidated                     $74,597    $49,068
  Net charge-offs RAL/RT                            62,740     40,851
  Net charge-offs excluding RAL/RT                  11,857      8,217


  Annualized net charge-offs to average loans
   consolidated                                       4.38%      3.66%
  Annualized net charge-offs to average loans
   RAL/RT                                            20.65%     31.53%
  Annualized net charge-offs to average loans
   excluding RAL/RT                                   0.85%      0.68%

                                                  Three Months Ended
                                                 3/31/2007  3/31/2006
  Nonperforming assets
    Loans past due 90 days and accruing               $266       $390
    Nonaccrual loans                                19,246     14,542
                                                 ---------- ----------
    Total nonperforming loans                       19,512     14,932
    Other real estate owned and other foreclosed
     assets                                          2,967      2,910
                                                 ---------- ----------
  Total nonperforming assets                       $22,479    $17,842
                                                 ========== ==========

  Nonperforming loans/total loans excluding
   RAL/RT                                             0.36%      0.30%
  Nonperforming assets/ total assets excluding
   RAL/RT                                             0.32%      0.26%
  Allowance for credit losses/non performing
   loans excluding RAL/RT                              285%       331%
  Allowance for credit losses/total loans
   excluding RAL/RT                                   1.03%      1.00%


Book value per share
Actual shares outstanding at end of period (in
 thousands)                                         46,973     46,689
Book value per share                                $14.24     $12.85
Tangible book value per share                       $10.98      $9.64


Nonrecurring Items with Key Ratios and Reconciliation of GAAP to Non-
 GAAP Measures
Dollars in Thousands


Net Interest Margin Exclusive of RAL and Holiday Loans:

                                             Three Months Ended
                                       03/31/07   12/31/06   03/31/06
                                      ---------- ---------- ----------
Consolidated Average Earning Assets   8,086,319  6,663,096  6,799,230
RAL - Average Earning Assets          1,230,384      1,559    577,424
Holiday Loan - Average Loans             41,554     35,797     22,955
                                      ---------- ---------- ----------
Adjusted Consolidated Average Earning
 Assets                               6,814,381  6,625,740  6,198,851
                                      ---------- ---------- ----------

Tax Equivalent Consolidated Net
 Interest Income                        186,650     68,139    176,689
Net Interest Income Adjustment for
 RAL                                   (114,385)       622   (107,950)
Internal Funds Transfer charge for
 RAL Deposit Float                       (3,684)
                                      ---------- ---------- ----------
Adjusted Tax Equivalent Consolidated
 Net Interest Income (Net of RAL)        68,581     68,761     68,739
                                      ---------- ---------- ----------
Net Interest Income Adjustment for
 Holiday Loans (HL)                      (3,346)    (4,728)    (1,904)
                                      ---------- ---------- ----------
Adjusted Tax Equivalent Consolidated
 Net Interest Inc (Net of RAL & HL)      65,235     64,033     66,835
                                      ========== ========== ==========

 Excluding RAL                             4.06%      4.10%      4.48%
 Excluding RAL and Holiday Loans           3.88%      3.83%      4.37%
                                      ---------- ---------- ----------


Growth in Non-Interest Income Excluding RAL/RT and Gain on Securities:

                                      ---------- ---------- ----------
                                        Three Months Ended    Growth
                                       03/31/07   03/31/06     Rate
                                      ---------- ---------- ----------
Consolidated Non-interest income,
 Excluding RAL/RT                        18,788     14,527
Gain on Securities                       (1,941)      (147)
                                      ---------- ---------- ----------
Adjusted Non-interest income             16,847     14,380       17.2%
                                      ========== ========== ==========


Operating Efficiency Ratio:

                                 Three Months Ended 3/31/2007

                                                               1st
                                                             Quarter
                                       RAL/RT    Excluding    Items
                         Consolidated   Impact     RAL/RT     impact
                         ------------ ---------- ---------- ----------

Non-Interest Expense         114,894    (62,002)    52,892        728

Net Interest Income          185,112   (118,069)    67,043          -
Add: Non-Interest Income     104,254    (85,466)    18,788          -
Less: Gain/Loss on
 Securities                    1,941          -      1,941          -
+Tax Equiv Adust. On
 Securites                     1,538                 1,538          -
                         ------------ ---------- ---------- ----------
Adjusted Income for
 Efficiency Ratio            288,963                85,428
                         ============ ========== ========== ==========

Efficiency Ratio               39.76%                61.91%

                                                         Excluding
                        Excluding 1st                  RAL/RT, 1st Qtr
                         Quarter items, Holiday Loans   and Holiday
                             RAL/RT         Impact       loan impact
                        --------------- ------------- ----------------

Non-Interest Expense            53,620             -           53,620

Net Interest Income             67,043        (3,346)          63,697
Add: Non-Interest Income        18,788             -           18,788
Less: Gain/Loss on
 Securities                      1,941             -            1,941
+Tax Equiv Adust. On
 Securites                       1,538             -            1,538
                        --------------- ------------- ----------------
Adjusted Income for
 Efficiency Ratio               85,428        (3,346)          82,082
                        =============== ============= ================

Efficiency Ratio                 62.77%                         65.32%


                                 Three Months Ended 12/31/2006

                                                               4th
                                                              Quarter
                                        RAL/RT    Excluding    Items
                          Consolidated   Impact     RAL/RT     impact
                          ------------ ---------- ---------- ---------

Non Interest Expense           66,536     (3,363)    63,173    (9,922)

Net Interest Income            66,572        622     67,194         -
Add: Non-Interest Income        9,887       (235)     9,652    (1,962)
Less: Gain/Loss on
 Securities                    (8,761)         -     (8,761)      N/A
+Tax Equiv Adust. On
 Securites                      1,567                 1,567         -
                          ------------ ---------- ---------- ---------
Adjusted Income for
 Efficiency Ratio              86,787                87,174
                          ============ ========== ========== =========

Efficiency Ratio                76.67%                72.47%

                                                         Excluding
                                                         RAL/RT, 4th
                         Excluding 4th                     Qtr and
                          Quarter items, Holiday Loans  Holiday loan
                              RAL/RT         Impact         impact
                         --------------- ------------- ---------------

Non Interest Expense             53,251             -          53,251

Net Interest Income              67,194        (4,728)         62,466
Add: Non-Interest Income          7,690             -           7,690
Less: Gain/Loss on
 Securities                      (8,761)            -          (8,761)
+Tax Equiv Adust. On
 Securites                        1,567             -           1,567
                         --------------- ------------- ---------------
Adjusted Income for
 Efficiency Ratio                85,212        (4,728)         80,484
                         =============== ============= ===============

Efficiency Ratio                  62.49%                        66.16%


                                  Three Months Ended 3/31/2006

                                                               1st
                                                             Quarter
                                        RAL/RT   Excluding    Items
                          Consolidated   Impact    RAL/RT     impact
                          ------------ --------- ---------- ----------

Non Interest Expense          123,014   (66,520)    56,494          -

Net Interest Income           175,138  (107,950)    67,188          -
Add: Non-Interest Income      103,891   (89,364)    14,527          -
Less: Gain/Loss on
 Securities                       147         -        147          -
+Tax Equiv Adust. On
 Securites                      1,551                1,551          -
                          ------------ --------- ---------- ----------
Adjusted Income for
 Efficiency Ratio             280,433               83,119
                          ============ ========= ========== ==========

Efficiency Ratio                43.87%               67.97%

                                                         Excluding
                                                         RAL/RT, 1st
                         Excluding 1st                     Qtr and
                          Quarter items, Holiday Loans  Holiday loan
                              RAL/RT         Impact         impact
                         --------------- ------------- ---------------

Non Interest Expense             56,494             -          56,494

Net Interest Income              67,188        (1,904)         65,284
Add: Non-Interest Income         14,527             -          14,527
Less: Gain/Loss on
 Securities                         147             -             147
+Tax Equiv Adust. On
 Securites                        1,551             -           1,551
                         --------------- ------------- ---------------
Adjusted Income for
 Efficiency Ratio                83,119        (1,904)         81,215
                         =============== ============= ===============

Efficiency Ratio                  67.97%                        69.56%


Nonrecurring Items with Key Ratios and Reconciliation of GAAP to Non-
 GAAP Measures
Dollars in Thousands


Balance Sheet:
Assets excluding RAL, Holiday, Bridge, and Indirect Auto Loans

                                   Three Months Ended 3/31/2007
                             -----------------------------------------

                                            RAL, HL,
                                             Bridge &   Excluding RAL,
                             (unaudited)     Indirect    HL, Bridge &
                              as reported     Impact       Indirect
                             ------------- ------------ --------------
Assets
Cash and due from banks          $178,822                    $178,822
Securities                        998,147                     998,147
Loans held for sale (1)           233,939                     233,939
Loans
Real estate
  Residential                   1,456,290                   1,456,290
  Multi-family residential        287,187                     287,187
  Non-residential               1,243,983                   1,243,983
  Construction                    544,803                     544,803
  Commercial loans (2)          1,032,410      (34,000)       998,410
  Home equity loans               373,028                     373,028
Consumer loans (3)                199,208                     199,208
Tax refund loans (RAL)            108,629     (108,629)             -
Leases                            282,857                     282,857
Other loans                         2,547                       2,547
                             ------------- ------------ --------------
Gross loans                     5,530,942                   5,388,313
Allowance for credit losses        63,204                      63,204
                             ------------- ------------ --------------
Total loans, net                5,467,738                   5,325,109
Premises and fixed assets          93,525                      93,525
Accrued interest receivable        31,990                      31,990
Goodwill                          145,272                     145,272
Other intangible assets             7,953                       7,953
Other assets (4)                  275,295                     275,295
                             ------------- ------------ --------------
Total assets                   $7,432,681                  $7,290,052
                             ------------- ------------ --------------


                                   Three Months Ended 12/31/2006
                             -----------------------------------------

                                            RAL, HL,
                                             Bridge &   Excluding RAL,
                                             Indirect    HL, Bridge &
                              as reported     Impact       Indirect
                             ------------- ------------ --------------
Assets
Cash and due from banks          $154,182                    $154,182
Securities                      1,167,142                   1,167,142
Loans held for sale (1)                --  238,944            238,944
Loans
Real estate
  Residential                   1,393,681                   1,393,681
  Multi-family residential        287,626                     287,626
  Non-residential               1,226,439                   1,226,439
  Construction                    536,443                     536,443
  Commercial loans (2)          1,072,831  (52,500)         1,020,331
  Home equity loans               372,637                     372,637
Consumer loans (3)                527,751  (324,752)          202,999
Tax refund loans (RAL)                  -  -                        -
Leases                            297,526                     297,526
Other loans                         3,899                       3,899
                             ------------- ------------ --------------
Gross loans                     5,718,833                   5,341,581
Allowance for credit losses        64,671  (4,353)             60,318
                             ------------- ------------ --------------
Total loans, net                5,654,162                   5,281,263
Premises and fixed assets          95,400                      95,400
Accrued interest receivable        32,294                      32,294
Goodwill                          145,272                     145,272
Other intangible assets             8,797                       8,797
Other assets (4)                  237,581  (4,797)            232,784
                             ------------- ------------ --------------
Total assets                   $7,494,830                  $7,356,078
                             ------------- ------------ --------------


                                   Three Months Ended 3/31/2006
                             -----------------------------------------

                                            RAL, HL,
                                             Bridge &   Excluding RAL,
                             (unaudited)     Indirect    HL, Bridge &
                              as reported     Impact       Indirect
                             ------------- ------------ --------------
Assets
Cash and due from banks          $163,176                    $163,176
Securities                      1,338,481                   1,338,481
Loans held for sale (1)                --      201,657        201,657
Loans
Real estate
  Residential                   1,176,520                   1,176,520
  Multi-family residential        268,331                     268,331
  Non-residential               1,153,304                   1,153,304
  Construction                    383,427                     383,427
  Commercial loans (2)            923,006            -        923,006
  Home equity loans               327,868                     327,868
Consumer loans (3)                388,913     (201,236)       187,677
Tax refund loans (RAL)             61,510      (61,510)             -
Leases                            293,027                     293,027
Other loans                         1,933                       1,933
                             ------------- ------------ --------------
Gross loans                     4,977,839                   4,715,093
Allowance for credit losses        54,676       (3,659)        51,017
                             ------------- ------------ --------------
Total loans, net                4,923,163                   4,664,076
Premises and fixed assets         116,245                     116,245
Accrued interest receivable        28,885                      28,885
Goodwill                          140,585                     140,585
Other intangible assets             9,270                       9,270
Other assets (4)                  250,331       (4,080)       246,251
                             ------------- ------------ --------------
Total assets                   $6,970,136                  $6,908,626
                             ------------- ------------ --------------



                                               ------------
                                                % Change 3/31/2007 vs
                                                12/31/2006  3/31/2006
                                               Annualized
                                               -----------------------
Assets
Cash and due from banks                               63.9%       9.6%
Securities                                          (57.9%)    (25.4%)
Loans held for sale (1)                              (8.4%)      16.0%
Loans
Real estate
  Residential                                         18.0%      23.8%
  Multi-family residential                           (0.6%)       7.0%
  Non-residential                                      5.7%       7.9%
  Construction                                         6.2%      42.1%
  Commercial loans (2)                               (8.6%)       8.2%
  Home equity loans                                    0.4%      13.8%
Consumer loans (3)                                   (7.5%)       6.1%
Tax refund loans (RAL)
Leases                                              (19.7%)     (3.5%)
Other loans                                        (138.7%)      31.8%
                                               -----------------------
Gross loans                                            3.5%      14.3%
Allowance for credit losses                           19.1%      23.9%
                                               -----------------------
Total loans, net                                       3.3%      14.2%
Premises and fixed assets                            (7.9%)    (19.5%)
Accrued interest receivable                          (3.8%)      10.7%
Goodwill                                               0.0%       3.3%
Other intangible assets                             (38.4%)    (14.2%)
Other assets (4)                                      73.0%      11.8%
                                               -----------------------
Total assets                                         (3.6%)       5.5%
                                               -----------------------


(1) Indirect auto loans
(2) Bridge loans
(3) Holiday loans
(4) Indirect auto loans deferred dealer simple interest



                           ----------- -----------------------
  Deposits excluding RAL   (unaudited)            (unaudited)
   and San Diego            3/31/2007  12/31/2006 3/31/2006
                           ----------- -----------------------
Total Deposits             $5,009,284  $5,046,401 $ 5,223,940
Less:
  Non-interest-bearing
   demand deposits - RAL      192,094      28,596     175,357
  Time certificates of
   $100,000 or more - RAL     158,926     313,765     244,712
  San Diego Branch
   Deposits                         -           -      25,200
                           ----------- -----------------------
Total Deposits excluding
 RAL and San Diego
 Deposits                  $4,658,264  $4,704,040  $4,778,671
                           ----------- -----------------------


    CONTACT: Pacific Capital Bancorp
             Debbie Whiteley
             Senior Vice President
             Director, Investor Relations
             805-884-6680
             Debbie.Whiteley@pcbancorp.com